Subsequent Events	3 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

Note 16 – Subsequent Events

Management has evaluated subsequent events pursuant to the requirements of ASC Topic 855, from the balance sheet date through the date the financial statements were available to be issued and has determined that no material subsequent events exist other than the following:

●	Subsequent to December 31, 2021, the Company issued 75,000 shares of common stock for consulting services.

On May 5, 2022, the Company issued a note payable to a third party in the principal sum of $750,000, in exchange for consideration of $675,000. The note will be receiving interest of 5% per year, with the maturity date being 12 months from the issue date. Any amounts that are unpaid principal will continue to have interest of no less than 16% as default rate. The note is convertible at a price of $0.20 per share, subject to adjustment as needed. In addition to this issuance, the company issued 625,000 shares of common stock and warrants to purchase up to an additional 1,500,000 shares of common stock, exercisable at $0.75 per share, with an exercise period of three years from the date of issuance.

Subsequent to March 31, 2022, the Company issued 240,000 shares of common stock for investor relation services.

Subsequent to March 31, 2022, the Company issued 120,805 shares of common stock for broker services.

On June 30, 2022, Rachel Boulds, Chief Financial Officer, resigned her position with the Company. Richard Landry was appointed as Chief Financial Officer of the Company on the same day as Ms. Bould’s resignation, with the same salary he has received as Chief Operating Officer.